UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2006 (September 27, 2006)
World Air Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26582	20-2121036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia	30269

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	770-632-8322
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 27, 2006, World Air Holdings, Inc., a Delaware corporation, approved new stock option agreements for the grant of stock options to employees under the World Air Holdings, Inc. Amended & Restated 1995 Stock Incentive Plan (the “Employee Form Agreement”) and for the grant of stock options to non-employee directors under the World Air Holdings, Inc. Amended & Restated 1995 Stock Incentive Plan (the “Director Form Agreement”).
The Employee Form Agreement and the Director Form Agreement are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Employee Stock Option Agreement
10.2	Form of Director Stock Option Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC.

By:	/s/ Mark M. McMillin

Name:	Mark M. McMillin

Title:	General Counsel & Corporate Secretary

Dated: September 28, 2006